THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNLESS EITHER IT IS FIRST REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR SUCH SALE, ASSIGNMENT OR TRANSFER IS MADE PURSUANT TO AN EXEMPTION GRANTED UNDER THE ACT AND ANY SUCH STATE SECURITIES LAWS.


                                 PROMISSORY NOTE


$992,293                                                     Marlton, New Jersey
                                                                   June 21, 1996


                  FOR VALUE RECEIVED, BRANDYWINE REALTY TRUST, a Maryland real estate investment trust with an office at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053 ("Maker"), promises to pay to the order of TURKEY VULTURE FUND XIII, LTD., having an address at 7001 Center Street, Mentor, Ohio 44060 ("Payee"), at such office or residence of Payee, or at such other office or other place as Payee may designate from time to time in writing, the principal sum of Nine Hundred Ninety Two Thousand Two Hundred Ninety Three Dollars ($992,293), as adjusted as provided in Section 2 below, in lawful money of the United States of America, together with interest thereon from the date hereof at the rate hereafter provided, and both payable as hereafter provided. This Promissory Note is made in connection with the transactions contemplated by that certain Loan and Securities Purchase Agreement, dated the date hereof, by and between Maker and the Payee (the "Loan and Securities Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan and Securities Purchase Agreement.

                  1. Interest Rate. The principal sum outstanding from time to time hereunder shall bear interest at an annual rate equal to the prime rate of interest as published in The Wall Street Journal from time to time (the "Prime Rate"). Interest shall be calculated on the basis of the actual number of days the principal sum is outstanding over a 365 day year.

                  2. Payments of Principal and Interest. Unless first prepaid in accordance with the terms of Section 3 hereof, payments of principal plus interest shall be payable in accordance with the terms set forth in this Section
2. Principal shall be payable in full on the third (3rd) anniversary of the date hereof (the "Maturity Date"). Interest shall be payable on the unpaid principal hereof outstanding from time to time and shall accrue quarterly in arrears, on the last business day of March, June, September and December of each year (each, an

"Interest Payment Date"), commencing on September 30, 1996. On an Interest Payment Date, the Maker shall have the right either to pay the interest accrued during the preceding quarter in cash, or to have such interest added to the principal amount evidenced hereby, and to the extent that interest is not paid in cash by the Maker on any particular Interest Payment Date, such interest shall be added to the principal amount due hereunder. If not earlier paid in full, interest shall be payable in full on the Maturity Date. All amounts payable hereunder shall be paid by the Maker in lawful money of the United States of America, by check or wire transfer (at Maker's option), or any other method approved in advance in writing by Payee at the place set forth in the heading of this Note, or such place as may be designated by Payee in writing to Maker.

                  3.       Prepayments.

                           (a)     Except as otherwise provided in Sections 3(b)
and 3(c) hereof, the Maker may not prepay this Note.

                           (b)     In the event that (i) any provision of this
Note shall violate a provision of applicable law, or (ii) the amendment to the Maker's Declaration of Trust intended to eliminate Section 3.3(a) thereof is not approved at the Maker's next Annual Meeting of Shareholders, and the book value per share of Common Stock as of the end of any fiscal quarter of the Maker beginning with the first fiscal quarter of 1996 shall exceed $5.50, then the Payee, upon five (5) days written notice thereof, may accelerate the payment of the entire unpaid principal balance hereof, whereupon the Maker shall be required to prepay, in cash, this Note in its entirety (which shall include principal and interest accrued thereon). In the event that the Maker, as determined in accordance with a written opinion of its counsel, is prohibited from making a prepayment required by the terms of Section 3(c) hereof due to either (i) or (ii) above, the Maker, upon five (5) days written notice thereof, may prepay, in cash, this Note in its entirety (which shall include principal and interest accrued thereon).

                           (c)    (i)     In the event the number of outstanding
shares of Maker's capital stock shall increase at any time, or from time to time following the date of this Note, the Maker shall, as of the next business day following such increase (each, a "Prepayment Date") (A) calculate (x) in accordance with the provisions of ss.3-601 et seq. (the "business combination statute") of the Maryland General Corporation Law, the total market value of the outstanding stock of the Maker as of such Prepayment Date (the "Market Value") and (y) an amount equal to 4.9% of the Market Value (the "4.9% Threshold"), and
(B) prepay that portion of the outstanding principal balance of the Loan (the "Prepayable Portion") by the delivery to the Payee of that number of Units

(the "Prepayable Units"), at $5.63 per Unit, as shall be calculated by the Maker as follows:

                             PP = FPNT - (VEI + VOS)

where:

         (1) "PP" means the Prepayable Portion. In the event that PP is zero or a negative number, PP shall be deemed to be equal to zero, and none of the Loan will be prepaid.

         (2)      "FPNT" means the 4.9% Threshold.

         (3) "VEI" means the "Value of the Equity Issued." Value of the Equity Issued shall be calculated by the Maker determining the sum of (i) the total aggregate number of shares of Common Stock previously issued by the Maker directly to the Payee, or any Affiliate thereof (as such term is defined in the business combination statute) including upon the exercise of warrants issued by the Maker to the Payee, multiplied by an amount equal to the value of a share of Common Stock (based on the thirty day period prior to the Prepayment Date and computed in accordance with the provisions of the business combination statute), and (ii) the total aggregate number of warrants previously issued by the Maker directly to the Payee, or any Affiliate thereof, multiplied by an amount determined by the Board of Trustees of the Company, in good faith, to be the per warrant value of such warrants as of the Prepayment Date (excluding the value of any such warrants previously exercised). To the extent that the Board of Trustees determines that the warrants included in different Units have a different value, that factor shall be taken into consideration in determining the Value of the Equity Issued.

         (4) "VOS" means the "Value of Other Issued Securities". Value of Other Issued Securities shall be calculated by the Maker determining the total aggregate number of other equity securities (not referred to above, if any) issued by the Maker to the Payee, or any Affiliate thereof, on or following the date hereof, multiplied by an amount determined in accordance with the provisions of the business combination statute to be the value of such securities as of the Prepayment Date.

Notwithstanding the foregoing formula, in the event that the formula would result on any Prepayment Date in the Maker issuing to Payee Prepayable Units such that the sum of (i) VEI, (ii) VOS, and (iii) value of the Prepayable Units determined in accordance with the definition of VEI above, exceeds the 4.9% Threshold, the number of Prepayable Units shall be automatically reduced to the nearest whole number so that the sum of the foregoing (i), (ii) and (iii) is less than or equal to the 4.9% Threshold. The Prepayable Portion shall then be calculated by multiplying such reduced number of Prepayable Units by $5.63. No fractional Units shall be issued to Payee, and to the extent the foregoing calculation would require the issuance of a fractional Unit, such portion of the Loan will not be included in the Prepayable Portion and shall remain part of the principal outstanding hereunder. All of the foregoing calculations made by the Maker shall be conclusive absent manifest error.

                                    (ii) In the case of any prepayment pursuant
to this Section 3(c), the outstanding principal amount under this Note shall be automatically reduced by the Prepayable Portion. All Units issued by the Maker upon such prepayment(s) hereunder shall consist of fully paid and nonassessable shares of Common Stock, and warrants to purchase Common Stock, all free of liens and charges and not subject to any preemptive rights.

                           (d)  Except as otherwise provided in Section 3(b)
and 4, in no event shall the Payee have any right to require the Maker to prepay all or any portion of the Loan with cash, and except as otherwise provided in Sections 3(c) and 4, in no event shall the Payee have any right to require the Maker to prepay all or any portion of the Loan with Units.

                  Any Units, Common Stock or warrants to be issued by the Maker to Payee under this Section 3 shall be delivered by the Maker to Payee as soon as practicable, but in no event more than ten (10) business days after each Prepayment Date.

                  4.       Events of Default; Remedies.

                           (a)      If any of the following events (each is
herein referred to as an "Event of Default") shall occur:

                                    (i) default shall occur in the performance
of or compliance with any covenant contained in Section 3 of the Loan and Securities Purchase Agreement or Section 3 hereunder, subject in each case to any grace or cure period set forth herein;

                                    (ii) if any representation or warranty to
Payee made by the Maker in the Loan and Securities Purchase Agreement or in any other Transaction Document, or in connection with the transactions contemplated hereby or thereby, shall prove to have been false or inaccurate in any material respect on the date as of which made;

                                    (iii) all or any part of the principal or
interest due hereunder is not paid when and as the same shall become due and payable, whether at the maturity thereof, by acceleration, by notice of prepayment or otherwise and such failure shall continue uncured for 5 days, provided that, an election by the Maker not to pay interest in cash on an Interest Payment Date but rather to add such accrued interest to the principal amount due hereunder shall not be a failure to pay interest due hereunder, and therefore shall not be an Event of Default hereunder;

                                    (iv) any default in excess of $250,000 shall
occur in the making of the payment of the principal of or interest on any other indebtedness of the Maker for borrowed money, as and when the same shall become due and payable by the lapse of time, by acceleration, by call for redemption or otherwise;

                                    (v) any default or the happening of any
event shall occur under any indenture, agreement or other instrument under which any indebtedness of the Maker for borrowed money is or may be issued, and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any indebtedness of the Maker outstanding thereunder;

                                    (vi) a receiver, conservator, custodian,
liquidator or trustee of the Maker or of all or any of its assets or property is appointed by court order and such order remains in effect for more than sixty
(60) days; or an order for relief is entered under the federal bankruptcy laws with respect to the Maker; or any of its material property is sequestered by court order and such order remains in effect for more than sixty (60) days; or a petition is filed against the Maker under the bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty (60) days after such filing;

                                    (vii) the Maker files a petition in
voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law;

                                    (viii) the Maker makes an assignment for the
benefit of its creditors, or admits in writing its inability to pay, or in fact does not pay, its debts generally as they become due, or consents to the appointment of a receiver, conservator, custodian, liquidator or trustee of the Maker, or of all or any part of its property;

                                    (ix) final judgment for the payment of money
in excess of $250,000 shall be rendered by a court of record against the Maker, and the Maker shall not (1) discharge the same (by insurance or otherwise) or provide for its discharge in accordance with its terms, or (2) procure a stay of execution thereof within sixty (60) days from the date of entry thereof and within said period of sixty (60) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                                    (x) a breach of any material term or
material provision of any of the Warrants or Additional Warrants; or

                                    (xi) the Maker is delisted or otherwise
removed from the American Stock Exchange and is not on the same or next business day listed on any national securities exchange or the Nasdaq Market;

then, when any Event of Default described in clause (ii), (iv), (v) or (ix) of this Section 4(a) has occurred and shall be continuing, this Note shall, upon written notice from Payee, forthwith be due and payable, if not already due and payable; and when any Event of Dealt described in clause (i), (iii), (vi),
(vii), (viii), (x) or (xi) of this Section 4(a) has occurred, then, at the option of Payee, the principal of this Loan shall be immediately due and payable by acceleration, without presentment, demand or notice of any kind, upon the occurrence thereof. If any principal or installment of interest is not paid in full on the due date thereof (whether by maturity or acceleration or otherwise), then the outstanding principal balance of this Loan and any overdue installment of interest thereon (to the extent permitted by applicable law) shall bear additional interest from the due date of such payment, or from and after an Event of Default, at a rate equal to the lesser of (1) the highest rate allowed by applicable law, or (2) the Prime Rate plus two percent (2%) per annum (the "Default Rate") until the amount due is paid. If payment of this Loan is accelerated, then the outstanding principal balance thereof shall bear interest at the Default Rate from and after the Event of Default and, at the option of Payee, payment of interest shall be made in cash.

                           (b) If an Event of Default shall have occurred
pursuant to Section 4(a), Payee shall be entitled, in addition to the rights specified in Section 4(a), to proceed to protect and enforce any or all other rights, powers and remedies of the Payee by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant contained herein or in the Loan and Securities Purchase Agreement, the Warrant or any Additional Warrant or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or thereby or available at law, in equity, by statute or otherwise. In furtherance of the foregoing and not by way of limitation, the Payee shall be entitled to specific performance as a remedy for any breach by Maker of its obligations to prepay this Loan in Units to the extent required by Section 3 hereof.

                           (c) If any holder of any shares of capital stock or
any indebtedness of the Maker for borrowed money shall serve any notice or demand or take any other action in respect of a claimed default, the Maker shall forthwith give written notice thereof to Payee, describing the notice, demand or action and the nature of the claimed default.

                           (d) No right or remedy conferred upon or reserved to
Payee, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Payee.

                  5. Costs and Expenses. Following the occurrence of any Event of Default, Maker shall pay upon demand all reasonable costs and expenses (including all reasonable amounts paid to attorneys), incurred by Payee in the exercise of any of its rights and remedies hereunder with respect to such Event of Default and any amount thereof not paid promptly following demand therefor shall be added to the principal sum hereunder and shall bear interest at the rate per annum set forth above from the date of such demand until paid in full.

                  6. Waivers. Maker hereby waives presentment, demand notice of nonpayment, protest, notice of protest or other notice of dishonor, and (except as otherwise provided herein) any and all other notices in connection with any default in the payment of, or any enforcement of the payment of all amounts due under this Note. To the extent permitted by law, Maker waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

                  7. Severability. In the event that for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. In furtherance and not in limitation of the foregoing, in no event shall this Note (or the Loan evidenced hereunder) be prepayable in Units, nor shall any warrants issued upon such prepayment into Units be exchangeable, in whole or in part for shares of Common Stock, nor shall shares of Common Stock be issued by the Maker in connection herewith, to the extent that such prepayment, exchange or issuance (as the case may be) would result, or could reasonably be construed to result, in a violation of the business combination statute.

                  8. Transfer; Successors and Assigns. Neither this Note, nor any portion hereof, may be transferred or disposed of except to an Affiliate of the Payee. Neither this Note, nor any portion hereof, may be transferred or disposed of unless registered under the Act and any applicable state securities laws or there exists a valid exemption therefrom. Subject to the foregoing, this
Note inures to the benefit of Payee and binds Maker, and their respective successors and assigns, and the words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

                  9. Notices. All notices required to be given to either of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party, sent by overnight courier, or sent by certified or registered mail, return receipt requested, to such party at its address set forth in the heading of this Note. Such notice shall be deemed to be given when received if delivered personally, the next day after the date sent if sent by overnight courier, or three days after the date mailed if sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required the giving of such notice may be waived in writing by the party entitled to receive such notice.

                  10. Captions. The captions of the paragraphs in this Note are for convenience only and shall not affect the meaning of any of the terms or provisions of this Note.

                  11. No Recourse. No recourse shall be had for any obligation of the Maker hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of the Maker, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by the Payee.

                  12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Maryland.

                  IN WITNESS WHEREOF, Maker has executed this Promissory Note the day and year first above written.


                                         BRANDYWINE REALTY TRUST


                                         By: /S/ Gerald H. Sweeney
                                             ----------------------
                                             Title: President